UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PRB Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 23, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of the Stockholders of PRB Energy, Inc. The meeting will be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on May 31, 2007.

At the meeting you and other stockholders will vote on the election of seven directors and the approval of the PRB Energy, Inc. 2007 Equity Incentive Plan. You will also have an opportunity to hear reports on our operations and ask questions of general interest. You can find other more specific information about the meeting in our accompanying proxy statement and detailed information about us in the enclosed annual report.

Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting even if you cannot attend.

Thank you for your cooperation in returning your proxy card. We hope to see you at our meeting in Denver.

Sincerely,

Robert W. Wright
Chairman and Chief Executive Officer

PRB ENERGY, INC..
1875 Lawrence Street, Suite 450
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 31, 2007

To our Stockholders:

The 2007 Annual Meeting of the Stockholders of PRB Energy, Inc. will be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on May 31, 2007, or at any adjournment or postponement thereof, for the following purposes:

1.     To elect seven members of the Board of Directors to serve one-year terms expiring at the earlier of the 2008 Annual Meeting of Stockholders or upon a successor being elected and qualified.

2.     To approve the PRB Energy, Inc. 2007 Equity Incentive Plan.

3.     To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. All stockholders of record as of the close of business on April 20, 2007 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Susan C. Wright, Corporate Secretary
April 23, 2007

PRB ENERGY, INC.
1875 Lawrence Street, Suite 450
Denver, Colorado 80202
Telephone: (303) 308-1330

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“the Board”) of PRB Energy, Inc., a Nevada corporation, for use at our Annual Meeting of Stockholders (“Annual Meeting”) to be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on May 31, 2007, or at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about April 20, 2007.

VOTING INFORMATION

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of our common stock at the close of business on our record date of April 20, 2007

How many shares of common stock may vote at the Meeting?

As of April 20, 2007, there were 8,601,994 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent, you are a “stockholder of record.”  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote by mailing in the enclosed proxy card. Please refer to the specific instructions set forth on the enclosed proxy card.

If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,”you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

The presence in person or by proxy of stockholders owning a majority of the issued and outstanding shares of our common stock constitutes a quorum for the Annual Meeting. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

What are the Board’s recommendations on how I should vote my shares?

Our Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of all seven nominees for directors with terms expiring at the 2008 Annual Meeting of Stockholders.

Proposal 2—FOR the approval of the PRB Energy, Inc. 2007 Equity Incentive Plan.

What are my choices when voting?

Proposal 1—You may cast your vote in favor of one or more of the director nominees or withhold your vote on one or more nominees.

Proposal 2—You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1—FOR the election of all seven director nominees with terms expiring at the 2008 Annual Meeting of Stockholders.

Proposal 2—FOR the approval of the PRB Energy, Inc. 2007 Equity Incentive Plan.

The proxies will vote in their discretion for any other matters properly coming before the Annual Meeting.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Annual Meeting, are counted for quorum purposes, will have the same effect as a vote against the matter. Abstentions will have the effect of a vote against the approval of the proposals. Broker non-votes, if any, while counted for general quorum purposes, will have no effect on the election of directors or approval of the 2007 Equity Compensation Plan unless the number of broker non-votes is so significant as to reduce the total number voting for the matter to less than a majority, which would have the effect of a vote against the matter.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

(i)    by sending a written notice of revocation to our Secretary that is received prior to the Annual Meeting, stating that you revoke your proxy;

(ii)   by signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

(iii) by attending the Annual Meeting and voting your shares in person.

What vote is required to approve each proposal?

If a quorum is present, the affirmative vote of a majority present, in person or by proxy, is required to approve Proposal 1 and Proposal 2.

Who will count the votes?

Representatives from Corporate Stock Transfer, Inc., our transfer agent, will count the votes cast by proxy. Votes cast in person at the Annual Meeting will be counted by the person we appoint to act as election inspector for the meeting.

Who pays the cost of this proxy solicitation?

We will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone, facsimile or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangement will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. We have also retained Corporate Stock Transfer, Inc. to assist in the solicitation of proxies for an estimated fee of $700 plus reimbursement of reasonable expenses.

If you have any further questions about voting your shares or attending the Annual Meeting, please call Susan Wright at (303) 308-1330 Ext 105.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

All of the members of our Board of Directors are elected annually. At this meeting, seven directors are nominated for election to serve until the 2008 annual meeting of stockholders or until their successors are elected and qualified. Each of the nominees identified below were nominated by our Nominating Committee. Joseph W. Skeehan has informed us that he will not be standing for reelection at the meeting.

Shares represented by properly executed proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. All nominees are currently directors and have consented to serve as directors if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the proxy holders intend to vote in their discretion for a substitute who will be designated by the Board of Directors.

Vote Required

If a quorum is present, the affirmative vote of a majority present, in person or by proxy, is required to approve the election of directors.

The Board of Directors unanimously recommends voting “FOR” the election of the nominees.

NOMINEES FOR ELECTION AS DIRECTORS

Biographical information as of January 1, 2007, including principal occupation and business experience during the last five years, of each nominee for Director is set forth below.

Director	Age	Since
Gus J. Blass III Mr. Blass joined the Board in June 2006. He has been a General Partner of Capital Properties LLC since 1981. Capital Properties owns and manages over one million square feet of warehouse space in the Little Rock, Arkansas area and invests in public and private companies. Mr. Blass currently serves on the Board of Directors at Bancorp South, Cajuns Wharf Corporation and NutraCheck, Inc. Mr. Blass has a Bachelor of Science Degree in Finance and Banking from the University of Arkansas.	55	2006

William F. Hayworth   Mr. Hayworth joined us as President, Chief Operating Officer and Director in June 2004. From 2002 to 2004 he served as a consultant through his wholly owned company, BAM Energy, Inc., to various energy companies acting as project manager and evaluation specialist for coal-bed methane pilot projects in Kansas, Wyoming, western Colorado and Utah. From 1997 to 2002, he was Vice President-Operations for Intoil, Inc. in Denver. His responsibilities included management and coordination of the company’s drilling and production activities as well as the design and construction of gathering facilities. Prior to this, he was employed by Unit Corporation in Houston, Texas and was the Engineering/Operations Manager for Patrick Petroleum in Houston, Texas and Jackson, Michigan. In addition to his responsibilities for supervision of technical staff and field personnel, Mr. Hayworth evaluated potential acquisitions and divestitures for Patrick. He also spent 12 years with Phillips Petroleum where he held various reservoir drilling and production engineering positions in the United Kingdom, Norway, Texas and Oklahoma. Mr. Hayworth holds a Bachelor of Science degree in Chemical Engineering from the University of Michigan. He is a member of the American Association of Drilling Engineers, the Rocky Mountain Association of Geologists, the International Association of Drilling Contractors, the Society of Petroleum Engineers and the Energy Finance Group.

	52	2004

Paul L. Maddock, Jr. Mr. Maddock joined the Board in February 2007. He has been President and Trustee of the Paul L. Maddock Marital Trust D/B/A The Maddock Companies for the past 20 years. The Maddock Companies is a diversified commercial and residential real estate management and securities investment company. He has served on the Board of Florida Public Utilities (“FPU”) and Flo Gas Corporation for eight years. Mr. Maddock is Chairman of the Corporation Governance Committee and a member of the Audit and Compensation Committees. FPU distributes natural gas, propane and electricity throughout Florida. He has also been a member of the Board of Directors of Lydian Bank and Trust where he is Chairman of the Audit Committee and a member of the Corporate Governance Committee. Formerly, he was Founding Member and Vice Chairman of Island National Bank, Director 1st United Bank, Director of Wachovia Bank of Florida (purchaser of 1st United) and Director of Alamac Knits a North Carolina company. He graduated from Brown University with an AB in English and a Minor in Political Science and Economics.

58	2007

Sigmund J. Rosenfeld  Mr. Rosenfeld joined the Board in February 2007. He has been an independent geologist and consultant to the oil and gas industry since 1987. In 1978, he joined Thomas N. Jordan, Jr. as manager of Gulf Coast Venture and, in 1980, was a founder of Valex Petroleum Company, a public company, serving as its President until 1987. From 1970 to 1978, he was a founder and President of Juniper Petroleum Corporation, another public company. Prior to that, he was Assistant to the Chairman of Inexco Oil Company, worked for Wolf Land Company and was Vice President and Manager of Andex Oil Company in Calgary, Canada. Mr. Rosenfeld began his career in the oil and gas industry in 1955 as an exploration geologist with Shell Oil Company and Monsanto Chemical Company. Mr, Rosenfeld holds a BS degree in Geology from the University of Florida, a MS degree in Geology from Emory University and a JD degree from the University of Denver.

78	2007

Reuben Sandler, Ph.D   Dr. Sandler joined the Board in October 2005. He has been Chairman and Chief Executive Officer of Intelligent Optical Systems, Inc., a research and development company developing technologies in optical sensing and instrumentation, since 1999. Before that he was President and Chief Information Officer for MediVox, Inc., a medical software development company, and prior to that was an Executive Vice President for Makoff R&D Laboratories, Inc. Dr. Sandler currently serves on the Board of Directors of JMG Exploration, Inc., Optech Ventures, LLC, and Optisense, LLC. He was a director of PASW, Inc. from 1999 to 2000 and a director of Alliance Medical Corporation from 1999 to 2002.  Dr. Sandler received a Ph.D. from the University of Chicago, is the author of four books on the subject of mathematics and has held professorships at Victoria University of Wellington, the University of Chicago, the University of Illinois, the University of Hawaii and Technion University of Haifa.

70	2005

James P. Schadt   Mr. Schadt joined the Board in October 2005. He retired as Chairman and Chief Executive of the Reader’s Digest Association in 1997 and has since been involved in various board and private investment activities. He is currently a partner of Contagion, LLC, an operator of magazine publishing services, a director of LEK, a Boston-based consultancy specializing in shareholder value and a Life Trustee of Northwestern University. From 1980 to 1991, Mr. Schadt was with London-based Cadbury Schweppes plc serving on the Board of Directors and rising to Chief Executive Officer of the global beverages business. He has also served several not-for-profit organizations, including the Wallace Reader’s Digest Funds, The American Enterprise Institute and the Norwalk (CT) Hospital. Mr. Schadt began his business career in the marketing department at Procter & Gamble following his graduation from Northwestern University with a BA in Arts and Sciences.

68	2005

Robert W. Wright   Mr. Wright joined us as Chief Executive Officer and a Director in January 2004 and was elected Chairman in June 2004. Mr. Wright was President of WGS Capital, LLC, a registered broker-dealer with clientele in energy, insurance and shipping sectors, from 1992 to 2004. Prior to 1992, Mr. Wright was a consultant and financial advisor reporting to the Vice-Chairman of Credit Suisse First Boston. He was a Managing Director with Donaldson, Lufkin and Jenrette Securities Corporation in the Investment Banking Department from 1976 until 1990 where he specialized in the energy sector and was involved in corporate finance, mergers, acquisitions and financial advice including fairness opinions and valuations. Prior to 1976, he was the Vice President of Corporate Development for Barber Oil Corporation heading merger and acquisition activities. Prior to Barber Oil, he was in the Corporate Finance Department of Lepercq, deNeuflize, southeast regional manager for Raychem Corporation and field petroleum engineer for Mobil Oil Libya, Ltd. He has a degree in Petroleum Refining Engineering from Colorado School of Mines and an MBA from Columbia University.

68	2004

DIRECTOR NOT STANDING FOR REELECTION

Director	Age	Since

Joseph W. Skeehan   Mr. Skeehan joined the Board in June 2004 and has served as the chairperson of the Audit Committee since June 2004. He has been the owner of Skeehan & Company, a professional service corporation that engages in accounting, finance and consulting services to small and mid-sized companies and organizations primarily in Southern California since 1980. Mr. Skeehan also serves on the Board of Directors of JMG Exploration, Inc. He has been a certified public accountant since 1978 and received a Bachelor of Science degree from California Polytechnic State University, San Luis Obispo in 1976.

	52	2004

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

We are committed to sound corporate governance principles and practices. Our  primary corporate governance documents, including current copies of our Code of Business Conduct and Ethics, and the Board’s committee charters are available to the public on our internet website at www.prbenergy.com.

Independence of Directors

The Board has determined that Gus J. Blass III, Paul L. Maddock Jr., Sigmund J. Rosenfeld, Reuben Sandler and James P. Schadt have no material relationship with us, directly or indirectly, that would interfere with the exercise of independent judgment, and are “independent” within the meaning of the American Stock Exchange’s (“AMEX”) director independence standards. In addition, the Board determined that Joseph Skeehan, our retiring director, and Justin Yorke, our former director, were independent within the meaning of the AMEX independence standards. Joseph Skeehan and Reuben Sandler also serve on the Board of JMG Exploration (“JMG”). JMG is indebted to us. Mr. Skeehan and Mr. Sandler’s independence was based on a date prior to the transaction that indebted JMG to us. More detailed information can be found in “Certain Transactions” within this document.

Board Meetings

During 2006, our Board met 13 times. All directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2006 and (ii) the total number of meetings held by all committees of the Board on which such director served in 2006. We do not have a policy with regard to attendance of directors at annual meetings, but encourage all of our directors to attend the annual meeting. Two of our directors attended last year’s annual meeting.

Committees of the Board

Audit Committee.   The Board has an Audit Committee and at December 31, 2006, its members were Joseph W. Skeehan (Chairman), Reuben Sandler and James P. Schadt. During 2006, the Audit Committee met four times. Each member of the Audit Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”). All current members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows. The Board has determined that Joseph W. Skeehan qualified as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act. The Audit Committee operates pursuant to a written charter a current copy of which is available at www.prbenergy.com. As enumerated in the charter, the Audit Committee makes recommendations concerning the engagement of independent public accountants and reviews our quarterly and annual financial statements with the independent public accountants. The Audit Committee also reviews with the independent accountants the plans and results of the audit engagement, the range of audit and non-audit fees, and the integrity, adequacy and effectiveness of our disclosure controls and internal control over financial reporting. The Audit Committee oversees and periodically confirms the independence of our independent accountants, pre-approves services performed by our independent accountants and reviews the results of the audit and the independent accountant’s report for each fiscal year with management and with the independent accountants. The Audit Committee also reviews all proposed transactions between us and persons that are considered related parties.

Compensation Committee.   The Board has a Compensation Committee and at December 31, 2006, its members were James P. Schadt (Chairman), Gus J. Blass III and Joseph W. Skeehan. Each member of the Compensation Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards. The Compensation Committee operates pursuant to a written charter a current copy of which is available at www.prbenergy.com. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, recommends for Board approval the compensation payable to each of our officers and administers our equity compensation plan. The Compensation Committee met three times in 2006.

The Compensation Committee considers the evaluations of the named executive officers prepared by the Chief Executive Officer and Chief Operating Officer, with the exception of the evaluation of the Chief Executive Officer, who was evaluated by the Compensation Committee when determining salary, bonus and equity amounts. Senior Management makes final compensation decisions. These decisions are ultimately subjective and specific compensation levels are not based on pre-established formulas.

Nominating Committee.   In March 2006, the Board formed a Nominating Committee whose members at December 31, 2006 were former director Justin Yorke (Chairman), Gus J. Blass III and Joseph W. Skeehan. Each member of the Nominating Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards.

The Nominating Committee, among other things, identifies, evaluates and recommends individuals qualified to be directors. In evaluating candidates for nomination to the Board, the Nominating Committee takes into account the applicable requirements for Directors under the 1934 Act and the listing standards of the AMEX. The Nominating Committee selects each nominee based on the nominee’s knowledge, skills, expertise, integrity, judgment and business experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders. The Board of Directors believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment and a reputation for integrity.

When seeking candidates for director, the Nominating Committee solicits suggestions from incumbent directors, management, stockholders and others. The Nominating Committee evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend a group that will effectively contribute to our long-term success and represent stockholder interests. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. The Nominating Committee met one time in 2006. The Nominating Committee recommended the director nominees listed in “Proposal No. 1—Election of Directors” for election to the Board. The Nominating Committee operates pursuant to a written charter a current copy of which is available at www.prbenergy.com.

Stockholder Procedures to Nominate Directors

The Nominating Committee will consider qualified candidates for possible nomination that are submitted by stockholders in accordance with our  policies regarding director nominations. Any stockholder nominations will be evaluated using the same criteria as are applicable to persons nominated by other sources.

Stockholders wishing to make such a submission may do so by providing all information regarding the nominee that would be required under applicable Securities and Exchange Commission proxy rules, including (in addition to the information required in the bylaws or by applicable law):  (i) the full name and resident address of nominee; (ii) the age of nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of our common stock held by nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide:  (i) the name and address, as they appear on our books, of such record stockholder or such beneficial owner, (ii) the class and number of shares which are owned beneficially and of record by such stockholder or such beneficial owner and (iii) any material interest of the stockholder or such beneficial owner in the nominee or the nominee’s election as a director. Such information should be sent to the Nominating Committee, PRB Energy, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202.

In addition to potential director nominees submitted by stockholders, the Nominating Committee considers candidates submitted by directors, as well as self-nominations by directors and, from time to time in its sole discretion, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying director candidates. The committee has not retained a third-party search firm to assist in the identification or evaluation of Board member candidates for election to the Board at the Annual Meeting, although it may do so in the future. The Nominating Committee investigates potential candidates and their individual qualifications, and evaluates all such candidates, including those submitted by stockholders, using the Board membership criteria described under “Nominating Committee” above.

Stockholder nominations for director should be delivered on or before December 22, 2007 for inclusion in the proxy statement for the 2008 Annual Meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics to provide guidance on maintaining our commitment to being honest and ethical in our business endeavors. The Code of Business Conduct and Ethics covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all of our directors, executives, officers and employees. A current copy of the Code of Business Conduct and Ethics is available on our website at www.prbenergy.com or may be obtained by written request submitted to the Secretary at PRB Energy, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202. We intend to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics by disclosing these items on our website.

Stockholder Communications with the Board

Any stockholder desiring to contact the Board, or any individual director, may do so by written communication directed to Gus J. Blass III the independent director who has been designated by the Board to receive such communications. Communications should be addressed to Gus J. Blass III, PRB Energy, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202. Phone calls from stockholders will also be accepted at (303) 308-1330 Ext. 105. Any communications received that are directed to the Board will be processed by the Susan Wright, Vice President and Secretary, and distributed promptly to the Board or individual directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Positions
Robert W. Wright	68	Chairman, Chief Executive Officer and Director
William F. Hayworth	52	President, Chief Operating Officer and Director
Daniel D. Reichel	62	Vice President—Finance and Treasurer
Paul W. Ritzdorf	43	Vice President—Corporate Development

The principal occupation of each executive officer of the Company, for at least the past five years, is as follows:

Robert W. Wright   Chairman of the Board and Chief Executive Officer. More detailed information regarding Mr. Wright’s business experience is set forth under “Nominees for Election as Directors.”

William F. Hayworth   Director, President, and Chief Operating Officer. More detailed information regarding Mr. Hayworth’s business experience is set forth under “Nominees for Election as Directors.”

Daniel D. Reichel   Vice President—Finance and Treasurer. Mr. Reichel joined PRB in August 2006 as Vice President, Finance and Treasurer. He was formerly with Denver-based Bridge Petroleum, a private international oil and gas exploration company, where he served as chief financial officer from March 2005 to June 2006. In that position, he was responsible for all treasury and financial reporting, coordination of financing proposals with investment firms and the management of joint operating agreements with international project partners. From September 2004 to March 2005, he served as a senior accounting and finance manager with Black Hills Exploration & Production, Inc. of Golden, CO, responsible for all accounting and SEC financial reporting functions of this subsidiary of a publicly held company that operates in the Rocky Mountain region. During the previous three years, Mr. Reichel was an independent consultant to two privately-held oil and gas exploration companies in 2003 and 2004 and, in 2002, was a project leader for accounting and software consulting firms in the petroleum industry. Mr. Reichel started his career in 1971 in public accounting, and over the next three decades held senior-level accounting and finance positions for various public and private oil and gas companies based in the Denver area. He holds a Colorado license as a certified public accountant and a Bachelor of Science degree in Business Administration from the University of Nebraska.

Paul W. Ritzdorf   Vice President—Business Development. Mr. Ritzdorf joined us as Director of Business Development in May 2005. Prior to joining PRB, Mr. Ritzdorf was Manager of Business Development and Origination at Bear Paw Energy, LLC focusing on developing and maintaining gas gathering and processing business around Bear Paw’s assets in the Powder River and Williston Basins. From 1999 to 2001, he was Director of IRU Management and Project Manager of Facility Construction for Enron Broadband Services. His responsibilities included conducting due diligence on fiber-optic systems exchanged through lease and swap agreements and monitoring the receipt and delivery of cross-country fiber-optic systems. From 1991 to 1999, Mr. Ritzdorf worked for Texaco Pipeline, Inc. as a Project Engineer designing, constructing, and maintaining crude oil transportation, storage, and delivery facilities in Texas, Louisiana, Washington, and California and then as a Business Development Representative identifying and developing new business opportunities and maximizing profitability of existing assets. From 1987 to 1991 Mr. Ritzdorf held various civil engineering positions with small and large engineering consulting firms. He has a Bachelor of Science degree in Civil Engineering from Kansas State University and an MBA from University of Phoenix.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2007 Notice of Annual Meeting and Proxy Statement.

The Compensation Committee:
James P. Schadt (Chairman)
Gus J. Blass, III
Paul L. Maddock, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis has been prepared by our management and reviewed by the Compensation Committee of our Board of Directors. After the review, the Compensation Committee recommended the inclusion of this compensation discussion and analysis in this proxy statement. See “Compensation Committee Report.”

Overview of Our Performance

Our financial and operational highlights for the year ended December 31, 2006 are summarized below:

•       We increased production by 65.9% over 2005

•       We increased revenues to $4.8 million in 2006, a 53% increase over 2005

•       We added approximately 5.2 Bcfe in proved reserves, increasing our proved reserves by approximately 1,100% from year-end 2005

•       We increased our field and executive staffing significantly to manage and optimize the shareholder value of the above significant increase in reserves; importantly, we replaced our principal financial officer

•       We had development success in the Powder River Basin

Compensation Philosophy and Objectives of Compensation Programs

Philosophy

Our Compensation Committee seeks to encourage growth in our natural gas reserves, production, cash flow and profitability in order to enhance stockholder value. To achieve these objectives, we believe it is critical to create and maintain compensation opportunities that attract and retain committed, highly qualified personnel by providing appropriate rewards and incentives. As part of this philosophy, in 2004 we established an equity compensation plan to further these objectives.

Elements of Compensation

To achieve those goals, we believe that the compensation of all employees, including executive officers, should include the following components:

•       A base salary that is competitive with compensation offered by other companies with which we compete

•       An opportunity for an individual’s total compensation to compete with industry averages based on rewarding outstanding performance for increasing both company and stockholder values through the use of both cash bonuses and equity awards

•       Annual incentive compensation in the form of cash bonuses to reward achievement of company-wide objectives, individual responsibility and productivity, high quality work and impact on our results, including company-wide performance and profitability

•  Equity awards to reward performance, to provide incentive to increase stockholder value and thus total compensation and as a retention device through vesting provisions over time

•       Case-specific compensation arrangements to accommodate individual circumstances or non-recurring situations as appropriate

Allocation among these components varies to address specific needs of individuals and circumstances. For example, additional long term incentives in the form of equity awards may be needed to attract candidates from other companies or to retain employees or officers being solicited by competitors. We also recognize that individual pay or benefits levels should reflect experience and our performance and needs. While we seek to differentiate in the compensation of employees in order to reward superior performance and higher levels of responsibility, we also believe it is necessary to review compensation of our employees in similar positions or at similar levels of management in order to retain qualified employees in the face of competition in the industry and for good employee relations.

Performance Evaluations

In determining salary, bonus and equity amounts, the Compensation Committee also considered the evaluations of the named executive officers prepared by the Chief Executive Officer and Chief Operating Officer, with the exception of the evaluation of the Chief Executive Officer, who was evaluated by the Compensation Committee. These individual evaluations focused on the significant accomplishments, individual performance levels, work quality, management skills and opportunities for improvement for each of the named executive officers.

Pay-for-Performance

While we review many criteria, which are described below, to attempt to measure performance, final compensation decisions are ultimately subjective and specific compensation levels are not based on pre-established formulas. We believe this approach is appropriate because the nature of our business is such that an individual can successfully perform his or her duties but measurable goals may not be met due to circumstances outside his or her control, such as commodity prices, outside service provider costs, regulatory delays and other risks of the industry. We believe that, over the long term, the portion of compensation that consists of equity awards provides performance-based incentives related to increases in stock value over time and also serves as a retention device because the total value of these awards may only be realized over a four-year period. We believe that equity awards are an appropriate measure to use to provide incentive to our executives because equity most closely aligns executives’ interests with those of our stockholders. Also, we generally believe that our stock price is a fair measure of our long-term financial and operational performance.

Peer Group

In addition to individual performance criteria and position-specific considerations, the Compensation Committee considered the compensation levels of other small public and private energy companies operating in the Rocky Mountain Region in determining compensation for executive officers and other senior level employees.

Discussion of Compensation Elements and Performance Criteria

Base Salary

As described above under “Elements of Compensation,” executive officer salaries are reviewed by the Compensation Committee on an annual basis and are set for individual executive officers based on subjective evaluations of each individual officer’s performance, our company’s performance and a comparison to salary ranges for executives holding comparable positions at other independent companies in our industry. Through these criteria, the Compensation Committee and management believe that base salaries are set in a manner that is both competitive and reasonable within our industry and that allow us to attract and retain qualified executives in the face of competition from other independent energy companies. Based on these considerations, at the December 2006 and January 2007 meetings, the Compensation Committee set the following 2007 annual salaries:

Name	2006 Salary	2007 Salary
Robert Wright	$200,000	$240,000
Daniel Reichel(1)	$52,500	$145,000
William Hayworth	$175,000	$200,000
Paul Ritzdorf	$126,000	$140,000

(1)          Mr. Reichel joined PRB on August 16, 2006 and his 2006 Salary represents that portion through the end of the year.

Annual Incentive Compensation

Bonuses

The Compensation Committee believes that cash bonuses are an appropriate way to reward strong corporate and individual performance. The Compensation Committee considers on an annual basis whether to pay cash bonuses to some or all of our employees, including our executive officers. The Compensation Committee approves the total amount of bonuses to all employees and the individual bonuses to each executive officer. Senior Management allocates individual employees’ bonus. In January 2007, the Compensation Committee approved the payment of bonuses to our executive officers based on 2006 performance. While the Compensation Committee considers the Company and each individual’s performance, including the information described in “Compensation Target Criteria” below, the bonuses are awarded at the discretion of the Compensation Committee, and the specific bonus levels are not subject to pre-established or fixed goals or formulas. Our reasons for this approach are described above under “Pay-for-Performance.”  The amounts of these bonuses appear below in the “Summary Compensation Table” under the column “Bonus.”

Equity Awards

The Compensation Committee grants stock options to officers and other employees as a means of providing long-term incentives to our employees and as a retention tool. The Compensation Committee believes that stock options create incentives for increased performance by our employees, including our executive officers, by providing the opportunity for executive officers and other employees to receive added compensation as a result of increases in the value of our common stock. Any increases in the value of our common stock would also benefit all stockholders, thereby aligning our employees’ interests with those of our stockholders. The exercise price for our stock options is the fair market value or higher of our common stock at the closing price on the date those options are granted unless the exercise price is under $4.50 (the floor). The floor does not apply to options granted to independent directors.

Decisions concerning the granting and amounts of stock option awards are made based on the employment level of the individual or on the area in which the person works in order to provide appropriate incentives. The criteria used to determine amounts are similar to those used in making decisions concerning cash bonus awards as discussed in the previous section. The equity awards also have vesting requirements to enhance employee retention and to provide incentive to increase stockholder value over a multi-year period. The Compensation Committee approved option grants to previously hired and all new employees during 2005 and 2006. Therefore, at December 31, 2006 all current employees hold stock or stock options. In January 2007, the Compensation Committee approved the issuance of stock options to our officers and employees. The awards vest 25% on each of the first four anniversaries of the date of grant. For additional information concerning equity awards, see “Timing of Equity Awards” below.

401(k) Retirement Savings Plan

We offer our employees the right to participate in a 401(k) plan. The plan provides for us to make contributions up to 3% of gross wages. All employees, including named executive officers are entitled to participate in the plan. For the year ended December 31, 2006, we contributed $55,792 to such plan.

Deferred Compensation

We do not maintain any non-qualified deferred compensation arrangements with our executive officers or other employees other than our 401(k) plan.

Severance and Change in Control Agreements

We have no employment agreements with any of our employees and no provisions for payments to our executive officers upon termination or a change in our control.

Other Compensation

All employees receive health and life insurance benefits, transportation expense reimbursement of up to $40 per month, commuter bus and train passes and reimbursement of a portion of health club dues at a health club adjacent to our Denver office.

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which limits our ability to deduct compensation of more than $1 million that is paid to certain individuals. We believe that compensation paid under our compensation plans and arrangements is fully deductible for federal income tax purposes because we do not have any executive officers receiving annual base salary, bonus amounts and time-vested restricted stock in excess of $1 million. However, in certain situations in the future, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers or to attract or retain executive officers.

Stock Ownership Guidelines

We do not have formal stock ownership guidelines for officers, directors or other employees. We believe that the awarding of restricted stock grants and stock options provides appropriate alignment of interests of management with our stockholders without the need for formal stock ownership guidelines or requirements. The number of shares of our common stock beneficially owned by our named executive officers is shown below in “Beneficial Owners of Securities.”

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Summary Compensation Table—2006
Name and Principal Position	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Robert Wright—Chief Executive Officer	$200,000	$—	—	$46,524	—	—	$41,665	$288,189
Daniel Reichel—Vice President—Finance	$52,500	$10,500	—	$6,341	—	—	$3,983	$73,324
William Hayworth—President and Chief Operating Officer	$175,000	$145,000	—	$57,972	—	—	$23,894	$401,866
Paul Ritzdorf—Vice President of Business Development	$126,000	$21,500	—	$39,156	—	—	$22,649	$209,305

(1)              The amounts shown in column (c) reflect the dollar amounts of the bonuses declared by the Board in December 2006 and paid in January 2007.

(2)              The amounts in column (e) reflect the total recognized for the year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards (SFAS) 123(R), “Share-Based Payment”, stock options and as a result include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount under the Black Scholes method are included in footnote 12 to our audited financial statements for the year ended December 31, 2006 as reflected in Form 10-K filed with the Securities and Exchange Commission on March 30, 2007.

(3)              The amount shown in column (h) reflects for each Executive Officer:

•        Matching contributions for each of the Executive Officers pursuant to our 401(k) Savings Plan;

o         The 401(k) match for 2006 was $6,165 for Mr. Wright, $1,023 for Mr. Reichel, $5,160 for Mr. Hayworth and $4,440 for Mr. Ritzdorf.

•        The value attributable for health insurance premiums provided by us;

o         The Health Care Medical Plan compensation for 2006 was $5,242 for Mr. Wright, $2,960 for Mr. Reichel, $18,734 for Mr. Hayworth and $14,729 for Mr. Ritzdorf.

•        The value attributable for miscellaneous benefits;

o         Mr. Wright was paid in 2006 for housing allowance of $24,000. He was also paid $6,258 in 2006 for auto allowance and club membership.

Grants of Plan Based Awards

(a)	(b)	(c)	(d)	(e)
Grants of Plan-Based Awards
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)
Robert Wright	1/19/2006	30,000	$6.50	$102,232
Daniel Reichel	8/16/2006	20,000	$4.98	$67,573
William Hayworth	1/19/2006	30,000	$6.50	$129,360
Paul Ritzdorf	1/19/2006	20,000	$6.50	$86,240

(1)          The amounts shown in (c) reflect the number of stock options granted to these Executive Officers  on January 19, 2006 and August 16, 2006 pursuant to our Equity Compensation Plan. These options will vest prorata over 4 years and expire in 10 years. All of Mr. Wright’s shares have an expiration date of 5 years.

(2)          The price reflected in this column is the closing market price of the option on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(d)	(e)	(f)
Outstanding Equity Awards at Fiscal Year-End 2006
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date (1)
Robert Wright	27,500	27,500	—	5.50	6/28/2009
(2)	15,625	9,375	—	7.50	4/22/2010
	—	30,000	—	6.50	1/19/2011
Daniel Reichel	—	20,000	—	4.98	8/15/2016
William Hayworth	25,000	25,000	—	5.50	5/19/2014
	5,000	5,000	—	5.50	11/6/2014
(2)	15,625	9,375	—	7.50	4/22/2015
	—	30,000	—	6.50	1/19/2016
Paul Ritzdorf	5,000	15,000	—	7.85	5/2/2015
	—	20,000	—	6.50	1/19/2016

(1)          The options granted under the 2004 Equity Compensation Plan vest prorata over 4 years and expire in 10 years. All of Mr. Wright’s shares have an expiration date of 5 years.

(2)          Half of these options vested immediately and the other half vest prorata over 4 years.

Option Exercise and Stock Vested

Pursuant to the 2004 Equity Compensation Plan, no stock awards were granted. Also all options granted under the plan expire 10 years from the date of grant with one exeception. Mr. Wright’s options expire in 5 years. During 2006 no options were excersiced and none expired.

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Gus Blass III	—	—	$60,725	—	—	—	$60,725
James Schadt	—	—	$76,835	—	—	—	$76,835
Reuben Sandler	—	—	$38,417	—	—	—	$38,417
Thomas Jacobsen	—	—	$13,820	—	—	—	$13,820
Joseph Skeehan	—	—	$76,835	—	—	—	$76,835
Justin Yorke	—	—	$38,417	—	—	—	$38,417

(1)             The amounts represent the fair value of the options that were granted during 2006. Directors are granted options that vest immediately and value is calculated using the Black Scholes model.

During 2006, the Directors received no cash compensation for services rendered to us. Option awards were granted to the Directors and the number of options held at December 31, 2006 were as follows: Gus Blass III, 20,000 options, James Schadt, 40,000 options, Reuben Sandler, 30,000 options, Thomas Jacobsen, 0 options, Joseph Skeehan, 60,000 options, and Justin Yorke, 30,000 options.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent public accountants for the purpose of preparing or issuing an audit report or related work.

Management is responsible for the Company’s financial statements and financial reporting process, including systems of internal control and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the above-mentioned reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s

Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission.

The Audit Committee:
Joseph W. Skeehan (Chairman)
Reuben Sandler
James P. Schadt
Paul L. Maddock, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Hein & Associates LLP (“Hein”), of Denver, Colorado as our independent registered public accountant to audit our accounts and records for the year ended December 31, 2007. Hein also served as our independent registered public accountant for the year ended December 31, 2006. A representative of Hein is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

On May 26, 2006, the Audit Committee of the Board dismissed Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as our independent registered public accounting firm. The Audit Committee subsequently appointed Hein as our independent public registered accounting firm.

The reports of EKS&H on our consolidated financial statements for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. For these fiscal years and through May 26, 2006, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EKS&H’s satisfaction, would have caused EKS&H to make reference thereto in its reports on our financial statements for such years.

We reported a material weakness in our  internal control over financial reporting in Item 9A of the our Annual Report on Form 10-K for the year ended December 31, 2005. Our form 10-K indicated that as of year-end 2005, we  had a material weakness due to inadequate staffing levels to facilitate the design, implementation and maintenance of an effective system of internal control over financial reporting. In our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006, we reported that the remediation plan for this material weakness was in process, but our management could not conclude that we had satisfactorily maintained effective internal control over financing reporting during those periods.

Except for the material weakness in internal control over financial reporting described in the preceding paragraph, we did not have any reportable events during those periods (as defined by rules promulgated by the Securities and Exchange Commission). We have authorized EKS&H to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness described above.

Significant improvements were achieved by the end of the fourth quarter of 2006 in satisfactorily instituting all of the procedures outlined in the prior quarterly reports to fully remediate the reported deficiencies. Our management, with the participation and oversight of our Chief Executive Officer and Principal Financial Officer, evaluated these changes in design and effectiveness of our disclosure controls and procedures as of December 31, 2006. On the basis of these findings, our Chief Executive Officer and our Principal Financial Officer have concluded that our disclosure controls and procedures were effective, as of December 31, 2006.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountant. Pursuant to the Audit Committee’s charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent public accountant. The approval may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual basis. The pre-approval of non-audit services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee. Our independent registered public accountant may not be retained to perform the non-audit services specified in Section 10A(g) of the 1934 Act.

Fees Paid to the Independent Auditor

Hein billed us the following fees for the audit of the consolidated financial statements for the year ended December 31, 2006 and for other services provided during the year. No fees were billed by Hein for audit or other services related to the year ended December 31, 2005. All services provided by Hein were pre-approved by the Audit Committee.

	2006	2005
Audit fees	$75,000	$0
Audit-related fees	7,000	0
Tax fees	0	0
All other fees	11,350	0
Total fees	$93,350	$0

The 2005 fees were related to the services provided by the predecessor independent audit firm of EKS&H. The fees consisted of audit fees of $354,787, audit-related fees of $2,004, tax fees of $22,220 and all other fees of $1,674, for a total of $380,685. Also for 2006 Audit-related fees, EKS&H billed us $10,000 related to the consent that was needed on the 2006 annual report form 10-K. All services provided by EKS&H were pre-approved by the audit committee.

For purposes of the preceding table, the professional fees are classified as follows:

Audit Fees.   This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for the year ended December 31, 2006 and for the reviews of the financial statements included in our quarterly reports on Form 10-Q during the year. These services are normally provided by the independent public accountants in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees.   This category includes the aggregate fees billed for the year ended December 31, 2006 for review of internal controls, consents for use of predecessor audited financial reports, transition of audit firms and related services by the independent public accountants that related to the performance of audits or reviews of the financial statements that are not reported above under “Audit Fees.”

Tax Fees.   This category normally represents the aggregate fees billed in each fiscal year for professional services rendered by the independent public accountants for tax compliance, tax planning and tax advice. The 2006 tax preparation by Hein will commence in the third quarter of 2007.  The 2005 tax return was prepared by EKS&H and is reflected in the fees noted above.

All Other Fees.   This category includes the aggregate fees billed for the 2006 financials and reports and consists of out-of-pocket expenses, products and services provided by the independent public accountants that are not reported above under “Audit fees,” “Audit-Related fees” or “Tax fees.”

PROPOSAL NO. 2

PROPOSAL TO APPROVE THE PRB ENERGY, INC. 2007 EQUITY INCENTIVE PLAN.

General Description of Plan

Our Board has approved the PRB Energy, Inc. 2007 Equity Incentive Plan, or “2007 Plan.”  Adoption of the 2007 Plan is subject to stockholder approval at the Annual Meeting. The 2007 Plan is intended to replace our Equity Compensation Plan that was adopted in May 2004. The 2004 Equity Compensation Plan authorized us to issue up to 10% of our outstanding shares to eligible participants.

Our Board believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility in our highly competitive industry environment. We expect that the 2007 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success, and in motivating these individuals to strive to enhance our growth and profitability. The 2007 Plan is intended to ensure that we will have available an equity incentive program with a reasonable number of shares available for awards to meet these goals.

The 2007 Plan will allow us to grant non-qualified stock options, shares of restricted stock or other types of equity-based compensation of up to 20% of our outstanding shares to our non-employee directors, officers, employees and consultants. Currently approximately 797,250 or 9% of our outstanding shares have been awarded under our 2004 Equity Compensation Plan. Our Board, having reviewed equity incentive plans of comparable companies in the industry and of several competitors, found that certain of these companies have reserved 20% of their outstanding shares for grants under their equity incentive plans. Therefore,the Board has concluded that the 2007 Plan, as put forth, is in the best interests of the stockholders and gives us the ability to hire and retain quality employees.

In addition to increasing the shares available to us for grants, the 2007 Plan will allow us to grant non-qualified stock options, shares of restricted stock or other types of equity-based compensation. Some of these award types are not available under our 2004 Equity Compensation Plan and such expansion of permissible awards are in line with the awards that are granted by our competitors.

Under the 2004 Plan, we have granted options to all employees. No stock options were exercised in 2006 because the exercise price of previously granted options is set at a significant premium to the current market price of our common stock. The proposed 2007 Plan will allow for new grants where needed for retention and, importantly, for new employee recruitment as the business grows.

Our directors, officers, employees and consultants and prospective directors, officers, employees and consultants, as well as those of our affiliates, are eligible to participate in the 2007 Plan. As of April 20, 2007 we had approximately 27 employees and 6 non-employee directors who would have been eligible to participate in the 2007 Plan.

The following summary of the 2007 Plan is qualified in its entirety by the specific language of the 2007 Plan, a copy of which is included as Appendix A to this Proxy Statement.

Administration

The 2007 Plan will be administered by a committee of two or more outside directors from our Board of Directors. The committee will determine the eligible individuals to whom awards under the 2007 Plan may be granted, as well as the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award, the price at which each share of stock covered by an option may be purchased, which may not be less than 100 percent of the fair market value of the stock on the date that the option is granted, and any other terms and conditions of the grant in addition to those contained in the 2007 Plan. Each grant under the 2007 Plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

The maximum number of shares of our common stock, in the aggregate, that may be awarded to participants under the 2007 Plan will be 20 percent of the issued and outstanding shares of our common stock as of the date of the grant, subject to certain adjustments for stock splits and stock dividends. If an award entitles the holder to receive or purchase shares, the number of shares covered by the award will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the 2007 Plan. No participant may receive awards for any calendar year in excess of 1,700,000 shares and all awards for all participants in any calendar year may not exceed 1,700,000 shares. Shares that may be issued under the 2007 Plan may be authorized but unissued shares, or shares re-acquired and held in treasury.

Any shares or shares that are subject to an award under the 2007 Plan that expire or for any reason are terminated unexercised, and any shares withheld for the payment of taxes or received by us as payment of the exercise price of an option or otherwise as contemplated by the 2007 Plan shall automatically become available for re-use under the 2007 Plan.

Stock Options

The committee may grant non-qualified stock options. The 2007 Plan does not permit the grant of incentive stock options. The exercise price per share for a stock option will be determined by the committee, but the exercise price may not be less than 100 percent of the fair market value of a share of our common stock on the date of grant. The term of each stock option will be fixed by the committee at the time of grant, but in no event may the term be more than 10 years from the date of grant. The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made.

Restricted Stock

Shares of restricted stock will be subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock may be performance-based or time-based or both. Restricted stock grants may be “qualified performance-based awards,” in which the grant or vesting of such restricted stock will be conditioned upon the attainment of performance goals. These goals may be established on a company-wide basis or with respect to each individual recipient. A “qualified performance-based award” is a grant of restricted stock designated as such by the committee at the time of grant based upon a determination that (A) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock awards and (B) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. A list of permissible “qualifying performance criteria” is contained in the 2007 Plan. The committee, at its sole discretion, will specify the “qualifying performance criteria” to which any “qualified performance-based award” will be subject.

During the restriction period, the committee may require that stock certificates evidencing restricted shares be held by us. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award. Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock subject to restriction will be forfeited and reacquired by us, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock.

Other Stock-Based Awards

Other awards of our common stock and other awards that are valued by reference to, or otherwise based upon our common stock, may also be granted under the 2007 Plan, either alone or in conjunction with other awards.

Transferability of Awards

Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, options may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Stock options may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of Control

Notwithstanding any exercise dates or vesting provisions stated in any award agreement, upon the occurrence of a change of control of us, all exercise dates of any outstanding awards will accelerate and all outstanding awards will vest.

Amendments and Termination

Our Board may at any time amend, alter or terminate the 2007 Plan, but no amendment may be made without the approval of our stockholders to the extent such approval is required to satisfy any applicable statutory or regulatory requirements or if we determine, on the advice of counsel, that stockholder approval is otherwise necessary or desirable. No amendment, alteration or termination of the 2007 Plan will affect any award previously granted under the 2007 Plan without the consent of the recipient of such award.

Term of the Plan

Unless earlier terminated by the Company’s Board, the 2007 Plan will terminate ten years from the date of stockholder approval.

Summary of Federal Income Tax Consequences

The 2007 Plan is designed to preserve our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain awards granted under the 2007 Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code,” generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2007 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2007 Plan limits the sizes of such awards as described above. While we believe that for federal income tax purposes we will generally be able to deduct the compensation expense related to awards under the 2007 Plan, under certain circumstances, such as a change of control of us, compensation paid in settlement of performance share awards may not qualify as “performance-based.”  By approving the 2007 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2007 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Stock Options

The tax consequences of options granted under the 2007 Plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the 2007 Plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local, or foreign tax consequences nor does it discuss the effect of gift, estate or inheritance taxes—except with respect to transferred options.

No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the 2007 Plan, the participant must pay us, or make arrangements satisfactory to us regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Our obligations under the 2007 Plan are conditional on such payment or arrangements, and we will, to the extent permitted by law, be entitled to take such action and establish such procedures as the committee deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant.

A participant will not recognize any taxable income and we will not be entitled to a deduction when an option is granted. When an option is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income. We, in computing its U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the participant, subject to certain limitations. When a participant sells his or her shares of stock, the participant generally will have a capital gain (or loss), depending on the difference between the sale price and the fair market value of the stock on the date the participant exercised his or her option. The capital gain (or loss) is considered “long term” or “short term” depending on how long the participant has held such stock.

Restricted Stock

Unless the participant files an election to be taxed under Section 83(b) of the Code, (A) the participant will not realize income upon the grant of restricted stock, (B) the participant will realize ordinary income and we will be entitled to a corresponding deduction when the restrictions have been removed, and (C) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and to us will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

New Plan Benefits

The specific individuals who will be granted awards under the 2007 Plan and the type and amount of any such awards will be determined by the Committee, subject to annual limits on the maximum amounts that may be awarded to any individual, as described above. Accordingly, future awards to be received by or allocated to particular individuals under the 2007 Plan are not presently determinable.

Equity Compensation Plan Information

The following table is a summary of the shares of our common stock authorized for issuance under our equity compensation plan as of December 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plan Approved by Security Holders	917,250	6.35	0
Equity Compensation Plan Not Approved by Security Holders	0	0	0
Total	917,250	6.35	0

Vote Required

If a quorum is present, the affirmative vote of a majority present, in person or by proxy, is required to approve the 2007 Plan.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the PRB Energy, Inc. 2007 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 20, 2007 by:

•       each of our directors and named executive officers;

•       all executive officers and directors as a group; and

•       each person who is known by us to beneficially own more than 5% of our outstanding common stock.

Beneficial ownership of our common stock is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which such person has a right to acquire ownership at any time within 60 days of April 20, 2007. All shares listed below are held directly unless otherwise noted.

The address of each director and named executive officer is 1875 Lawrence Street, Suite 450, Denver, Colorado 80202.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Stockholders Owning More Than 5%:
DKR Soundshore Oasis Holding Fund Ltd	625,000	7.3%
1281 East Main Street Stamford, CT 06902
West Coast Opportunity Fund, LLC	625,000	7.3%
2151 Alessandro Drive, Suite 1 Ventura, CA 93001
Directors and Named Executive Officers:
Robert W. Wright(1)	1,213,786	13.7%
Daniel D. Reichel(2)	30,000	*
William F. Hayworth(3)	168,600	1.9%
Paul W. Ritzdorf(4)	50,000	*
Gus J. Blass III(5)	324,258	3.7%
Paul L. Maddock(6)	39,714	*
Sigmund J. Rosenfeld(7)	20,900	*
Reuben Sandler(8)	164,571	1.9%
James P. Schadt(9)	140,500	1.6%
Joseph W. Skeehan(10)	70,000	*
Directors and executive officers as a group (10 persons):	2,222,329	23.4%

*                    Less than 1%

(1)          Includes 130,000 shares of Common Stock issuable upon exercise of stock options, 14,286 shares of Common Stock issuable upon conversion of convertible subordinated debt and 83,500 shares of Common Stock owned by Mr. Wright’s wife and 30,000 shares of Common Stock issuable upon exerxise of stock options by Mr. Wright’s wife.

(2)          Includes 30,000 shares of Common Stock issuable upon exercise of stock options.

(3)          Includes 135,000 shares of Common Stock issuable upon exercise of stock options.

(4)          Includes 50,000 shares of Common Stock issuable upon exercise of stock options.

(5)          Includes 30,000 shares of Common Stock issuable upon exercise of stock options 10,000 shares of Common stock owned as trustee of the Alex Blass Trust #3 71,429 shares of Common Stock issuable upon conversion of convertible subordinated debt and 71,429 shares of Common Stock issuable upon conversion of convertible subordinated debt owned by Capital Properties LLC of which Mr. Blass is a 50% owner.

(6)          Includes 20,000 shares of Common Stock issuable upon exercise of stock options and 10,714 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(7)          Includes 20,000 shares of Common Stock issuable upon exercise of stock options.

(8)          Includes 40,000 shares of Common Stock issuable upon exercise of stock options, 48,000 shares of common stock owned as trustee of the Sandler Charitable Trust and 28,571 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(9)          Includes 50,000 shares of Common Stock issuable upon exercise of stock options.

(10) Includes 70,000 shares of Common Stock issuable upon exercise of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act, as amended, requires our directors, executive officers and persons who own more than ten percent of our outstanding equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all such forms they file. During 2006, based solely on our review of the forms we have received and certain written representations, we believe that all of our directors, executive officers and greater than ten percent beneficial owners filed on a timely basis the reports required by Section 16(a) of the 1934 Act.

CERTAIN TRANSACTIONS

In January 2006,  Robert Wright, our Chairman and Chief Executive Officer, Reuben Sandler, a director, and Gus J. Blass III, at that time, a director nominee, purchased $100,000, $200,000 and $1,000,000, respectively, of our senior subordinated convertible notes (the “Notes”). In addition, Mr. Blass’ immediate family purchased $2,200,000 of the Notes. The Notes bear interest at 10% per annum, payable quarterly in arrears beginning March 15, 2006. On May 25, 2006, the Company filed a registration statement on Form S-3 applicable to the shares of our common stock into which the Notes may convert. Note holders have the right to convert the Notes into shares of our common stock at a conversion price of $7.00 per share, which conversion price is subject to certain anti-dilution adjustments. In the event that shares of the our common stock trade at, or higher than $14.00 per share for 10 consecutive days, we have the right to repurchase the Notes upon 10 days prior written notice to the note holders and upon payment by us of cash in the amount of the principle balance, and all accrued but unpaid interest thereon, of the Notes.

In October 2005, we and JMG Exploration, Inc. (“JMG”) entered into an agreement whereby we were to build and operate a 32 mile, 8-inch oil and gas pipeline in exchange for a cost-plus compensation arrangement negotiated on an arms length basis. Thomas J. Jacobsen, Joseph Skeehan and Reuben Sandler served on our Board as Directors at the time and also served on the board of directors of JMG during 2005. Thomas Jacobsen retired from our Board on June 14, 2006. Joseph Skeehan and Rueben Sandler have continued to serve on our Board through 2006 and are current Board members. In January 2006, this project was terminated. In order to reimburse us for the carrying cost of the pipe, we and JMG entered into an agreement whereby JMG will indemnify us for these costs and resale of the pipe. The interest rate applied was 10% per annum based on the remaining balance for the pipe that was held in inventory. As of December 31, 2006, JMG owed us $107,000 for interest recorded in accounts receivable.

Susan Wright, our Corporate Secretary and wife of the CEO, provides Corporate Secretary services to us on a contract basis. During the year ended December 31, 2006 and 2005, Ms. Wright was paid $81,000 and $19,000, respectively, for contract services.

Potential related person transactions are brought to the attention of our Board. The Board or a separate committee of independent directors reviews and approves all proposed transactions between us and persons that are considered related parties.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. Requests should be addressed to the Secretary, 1875 Lawrence Street, Suite 450, Denver Colorado 80202. Also, such report may be obtained from our website at www.prbenergy.com.

HOUSEHOLDING

To reduce the expense of delivering duplicate proxy solicitation materials, we and some brokers may take advantage of the Securities and Exchange Commission’s “householding” rules. These householding rules permit the delivery of only one set of proxy solicitation materials to stockholders who share the same address, unless otherwise requested. Any stockholder of record who shares an address with another stockholder of record and who has received only one set of proxy solicitation materials may receive a separate copy of those materials, without charge, and/or request future delivery of separate materials upon writing the Secretary, 1875 Lawrence Street, Suite 450, Denver Colorado 80202or calling (303) 308-1330 Ext. 105. Likewise, any stockholder of record who shares an address with another stockholder of record and who has received multiple sets of proxy solicitation materials may request future delivery of a single copy of those materials upon writing the Secretary, 1875 Lawrence Street, Suite 450, Denver Colorado 80202 or calling (303) 308-1330 Ext. 105.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Schadt (Chairman) Mr. Blass and Mr. Skeehan, served as members of our Compensation Committee in 2006. None of our Compensation Committee members and none of our executive officers have had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions. See “Certain Transactions” regarding Mr. Blass’ purchase of our Notes.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Any stockholder who intends to submit a proposal at the 2008 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 22, 2007. Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if we do not have notice of the matter at least 45 days before the date corresponding to the date on which we first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in our bylaws. Our bylaws do not contain such an advance notice provision. Accordingly, for our 2008 Annual Meeting of Stockholders, stockholders’ written notices must be received by us before February 27, 2008 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to the Secretary, 1875 Lawrence Street, Suite 450, Denver, Colorado 80202.

OTHER MATTERS

We are not aware of any other matters which are to be presented at the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individuals named in the accompanying proxy shall vote on such matters in their discretion.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Susan C. Wright
Corporate Secretary
April 20, 2007

ANNEX A

PRB ENERGY, INC. 2007 EQUITY INCENTIVE PLAN

PRB ENERGY, INC.
2007 EQUITY INCENTIVE PLAN

ARTICLE I
INTRODUCTION

1.1        Establishment.   PRB Energy, Inc., a Nevada corporation, hereby establishes the 2007 Equity Incentive Plan for certain key employees of the Company and certain directors and consultants to the Company. The Plan permits the grant of non-qualified stock options, restricted stock awards, stock bonuses and other stock grants to certain key employees of the Company, and to certain directors and consultants to the Company.

1.2        Purposes.   The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, directors and consultants.

ARTICLE II
DEFINITIONS

2.1        “Affiliated Corporation” means any corporation or other entity that is affiliated with the Plan Sponsor through stock ownership or otherwise and is designated as an “Affiliated Corporation” by the Board.

2.2        “Award” means an Option, a Restricted Stock Award or grants of Stock issued under the Plan.

2.3        “Board” means the Board of Directors of the Plan Sponsor.

2.4        “Change of Control” shall be deemed to have occurred:

(1)    At such time as a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of securities of the Plan Sponsor having 25% or more of the total number of votes that may be cast for the election of directors of the Plan Sponsor; or

(2)   On the date on which the shareholders of the Plan Sponsor approve (i) any agreement for a merger or consolidation of the Plan Sponsor with another corporation, provided that there shall be no Change of Control if the persons and entities who were the shareholders of the Plan Sponsor immediately before such merger or consolidation continue to own, directly or indirectly, more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Plan Sponsor outstanding immediately before such merger or consolidation or (ii) any sale, exchange or other disposition of all or substantially all of the Plan Sponsor’s assets; or

(3)   on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Plan Sponsor’s assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning Shares must be someone other than a person or an Affiliated Corporation of a person that, as of the Effective Date, was both (A) the beneficial owner of securities of the Plan Sponsor having 10% or more of the total number of votes that may be cast for the election of directors of the Plan Sponsor and (B) a director or executive officer of the Company. The Committee’s reasonable determination as to whether such an event has occurred shall be final and conclusive.

2.5        “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.6        “Committee” means a committee established under Article VII of the Plan which is empowered to take actions with respect to the administration of the Plan.

2.7        “Company” means the Plan Sponsor and the Affiliated Corporations.

2.8        “Disabled” or “Disability” shall have the meaning given to such terms in Code § 22(e)(3).

2.9        “Effective Date” means the effective date of the Plan which is                      , 2007.

2.10     “Eligible Consultants” means those consultants to the Company and non-employee directors of the Company who are determined by the Committee to be individuals whose services are important to the Company.

2.11     “Eligible Employees” means those key employees (including, without limitation, officers and directors who are also employees) of the Company, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Code § 3401.

2.12     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13     “Fair Market Value” means the closing price of the Stock on the American Stock Exchange, the principal stock exchange or other market on which the stock is traded on the date in which Fair Market Value is determined. If the Stock is not reported on any securities exchange, the Fair Market Value of Stock on a particular date shall be as determined by the Committee in good faith by applying any reasonable valuation method permitted under Code § 409A to determine fair market value in accordance with Code § 409A.

2.14     “Incentive Option” means an Option designated as an incentive stock option and granted in accordance with Code § 422.

2.15     “Non-Qualified Option” means any Option other than an Incentive Option.

2.16     “Option” means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be Non-Qualified Options.

2.17     “Option Agreement” shall have the meaning given to it in Section 4.2.

2.18     “Option Holder” means a Participant who has been granted one or more Options under the Plan.

2.19     “Option Price” means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with Subsection 4.2(b).

2.20     “Participant” means an Eligible Employee or Eligible Consultant designated by the Committee during the term of the Plan to receive one or more Awards under the Plan.

2.21     “Performance Award” means a pre-established, performance-based grant under the Plan pursuant to Article III.

2.22     “Performance Award Agreement” means the agreement specified in Article III.

2.23     “Plan” means the PRB Energy, Inc. 2007 Equity Incentive Plan.

2.24     “Plan Sponsor” means PRB Energy, Inc. and any successor thereto.

2.25     “Restricted Stock” means Stock granted to a Participant that is subject to certain restrictions.

2.26     “Section” or “Subsection” means a reference to a section or subsection of the Plan, unless another reference specifically applies.

2.27     “Share” means a share of Stock.

2.28     “Stock” means the common stock of the Plan Sponsor.

2.29     “Stock Bonus” means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE III
PARTICIPATION AND PERFORMANCE-BASED AWARDS

3.1        Participation.   Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company and directors of the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards.

3.2        Performance-Based Awards.   The Company intends that Performance Awards to certain employees will satisfy the performance-based compensation requirements of Code § 162(m) so that the Company may deduct any compensation paid under the Plan for federal income tax purposes without limitation under Code § 162(m). If any provision of this Plan or any Performance Award Agreement would otherwise frustrate or conflict with such intent, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

3.3        Grants of Performance-Based Awards.   The Committee may grant Performance Awards that grant a specific number of Options or shares of Restricted Stock that vest in whole or in part upon satisfaction of specified performance goals. The Committee may also grant Performance Awards that require the Committee to grant a specific number of shares of Stock, Options or shares of Restricted Stock upon satisfaction of specified performance goals. The Committee shall, in its sole discretion, determine the type of Performance Awards to be made, the time at which Performance Awards are to be made and the time at which the Performance Awards vest or Shares are granted under Performance Awards, actual performance against targets for purposes of Performance Award vesting or granting of Awards, specific weighing of the components of Performance Award vesting or grants, and establish such other terms under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Performance Awards granted under the Plan. The performance goal or goals for a Performance Award shall be established in writing at the time the Performance Award is granted. The Committee shall have no power to increase a Performance Award that has been granted, but shall have the power to decrease a Performance Award.

3.4        Award Agreements.   Performance Award Agreements that are intended to comply with Code § 162(m) shall specify the target number of Shares or units for the Participant. The maximum vesting for a Performance Award shall be 100% of the Award. No Performance Award shall entitle the Participant to receive more than 1,700,000 Shares or units in any calendar year. Performance Awards to all Participants for any calendar year shall not exceed 1,700,000 Shares.

3.5        Preestablished Performance Goals.   The performance criteria for any Performance Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Performance Award is granted. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually or in any combination, applied to the Company, an Affiliated Corporation or a business unit of the Company or Affiliated Corporation, either individually or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Performance Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes, depreciation and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) total revenue, revenue or net revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin and (n) return on invested capital. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period:  (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items described in the Company’s Exchange Act filings.

3.6        Committee Certification.   Notwithstanding satisfaction of any Qualifying Performance Criteria, the number of Shares or Stock Options under a Performance Award to be granted or vested on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. Except as otherwise provided in this Plan or any Performance Award Agreement, the Participant shall not be entitled to vest in or be granted any portion of a Performance Award until the Committee certifies in writing that the Participant has met his or her specific performance goals and determines the portion of the Performance Award which is to be vested or granted.

ARTICLE IV
OPTIONS

4.1        Grant of Options.   A Participant may be granted one or more Options. Options shall be granted as of the date specified in the Option Agreement. In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. The grant of each Option shall be separately approved by the Committee, and the receipt of one Option shall not result in automatic receipt of any other Option. Upon determination by the Committee to grant an Option to a Participant, the Committee shall enter into a Option Agreement with the Participant.

4.2        Stock Option Agreements.   Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an “Option Agreement”). An Option Agreement shall be issued by the Plan Sponsor in the name of the Participant to whom the Option is granted (the “Option Holder”) and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions in the Plan as well as any other terms and conditions that are not inconsistent as the Committee may consider appropriate. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern.

(a)           Number of Shares.   Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b)          Price.   The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee but shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

(c)           Duration of Options.   Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must end not more than ten years from the date the Option is granted.

(d)          Restrictions on Exercise.   The Option Agreement shall also set forth any restrictions on Option exercise during the Option Period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

(e)           Termination of Services, Death or Disability.   The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder’s services in the Option Agreement.  If the Option Agreement does not specify the period of time following termination of service during which Options may be exercised or vest, the time periods or vesting provisions in this Subsection shall apply.

(i)             Termination for Cause.   If the services of the Option Holder are terminated within the Option Period for “cause,” as determined by the Company, the Option shall thereafter be void for all purposes. “Cause” shall have the meaning assigned to it by the Option Holder’s employment agreement, if the Company has entered into an employment agreement with the Option Holder; otherwise termination for “cause” shall mean termination of employment as a result of a violation of any Company policy, procedure or guideline, or engaging in any of the following forms of misconduct:  conviction of any felony or of any misdemeanor involving dishonesty or moral turpitude; theft or misuse of the Company’s property or time; use of alcohol or controlled substances on the Company’s premises or appearing on such premises while intoxicated or under the influence of drugs not prescribed by a physician, or after having abused prescribed medications; illegal use of any controlled substance; illegal gambling on the Company’s premises; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; willful misconduct; or falsifying any document or making any false or misleading statement  relating to employment by the Company; or injures the economic or ethical welfare of the Company by misconduct or inattention to duties and responsibilities; or fails to meet the Company’s performance expectations, as determined by the Company in its sole discretion.

(ii)         Disability.   If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder’s termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In this event, the Option may be exercised with respect to all of the Shares covered by the Option.

(iii)     Death.   If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death (provided that such exercise must occur within the Option Period), but not thereafter. In this event, the Option may be exercised with respect to all of the Shares covered by the Option.

(iv)       Termination for Reasons Other than Cause, Disability or Death.   If the Option Holder is no longer employed by the Company or performing services for the Company for any reason other than Cause, Disability or the Option Holder’s death, the Option may be exercised by the Option Holder within three months following the date of termination (provided that the exercise must occur within the Option Period), but not thereafter. The Option may be exercised only with respect to the Shares as to which the Option had become exercisable on or before the date of termination of services.

4.3        Transferability.   Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian, conservator or legal representative. The Committee may provide at the time of grant or thereafter that the Option Holder may transfer an Option to a member of the Option Holder’s immediate family, a trust of which members of the Option Holder’s immediate family are the only beneficiaries, or a partnership of which members of the Option Holder’s immediate family or trusts for the sole benefit of the Option Holder’s immediate family are the only partners, or in other circumstances at the Committee’s sole discretion. Immediate family means the Option Holder’s spouse, issue (by birth or adoption), parents, grandparents and siblings (including half brothers and sisters and adopted siblings).

4.4        Manner of Exercise.   The method for exercising each Option granted hereunder shall be by delivery to the Plan Sponsor of (1) written notice specifying the number of Shares with respect to which such Option is exercised and (2) payment in full of the exercise price and any liability the Company may have for withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option. The purchase of such Shares shall take place at the principal offices of the Plan Sponsor within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full. If the Option Price is paid by means of a broker’s loan transaction, in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker’s loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Plan Sponsor regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to the Option Holder upon payment. If Options on less than all Shares evidenced by an Option Agreement are exercised, the Plan Sponsor shall deliver a new Option Agreement evidencing the Option on the remaining Shares upon delivery of the Option Agreement for the Option being exercised.

4.5        Payment of the Exercise Price.   The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(a)           in cash.

(b)          by certified check, cashier’s check or other check acceptable to the Plan Sponsor, payable to the order of the Plan Sponsor.

(c)           by delivery to the Plan Sponsor of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Plan Sponsor. No Option may be exercised by delivery to the Plan Sponsor of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months. The Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option under the Plan shall be the Fair Market Value as of the exercise date. The exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price.

(d)          by delivery to the Plan Sponsor of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Plan Sponsor promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

4.6        Withholding Requirement.   The Plan Sponsor’s obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Code §§ 3102 and 3402 and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option.

4.7        Withholding With Stock.   The Committee may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Plan Sponsor, or to have the Plan Sponsor withhold from Shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

(a)           All elections must be made prior to the Tax Date.

(b)          All elections shall be irrevocable.

(c)           If the Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the Exchange Act (“Section 16”), the Participant must satisfy the requirements of Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

4.8        Shareholder Privileges.   No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in the Plan.

ARTICLE V
RESTRICTED STOCK

5.1        Grant of Restricted Stock Awards.   The Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

5.2        Restrictions.   A Participant’s right to retain a Restricted Stock Award granted to the Participant under this Article shall be subject to such restrictions, including but not limited to the Participant’s continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to different

Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company’s established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by the Participant shall lapse, and the Award shall become fully nonforfeitable. Except as otherwise determined by the Committee, if a Participant’s employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

5.3        Privileges of a Stockholder; Transferability.   Unless otherwise provided in the Restricted Stock Award, a Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by the Participant as a Restricted Stock Award under this Article upon the Participant’s becoming the holder of record of such Stock, except the Participant’s right to sell, encumber or otherwise transfer such Stock.

5.4        Enforcement of Restrictions.   The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions of this Article and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions of this Article:

(a)           Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b)          Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE VI
STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE VII
PLAN ADMINISTRATION

7.1        Committee.   The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the “Committee”) and consisting solely of outside Directors (within the meaning of Code § 162(m)(4)(C)(i)). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act and to permit Awards to comply with the performance based compensation exception of Code § 162(m). Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

7.2        Committee Meetings and Actions.   The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its shareholders and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

7.3        Powers of Committee.   In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, the vesting period and other restrictions on Restricted Stock, and establish such other terms of Awards under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Plan Sponsor and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan. In granting Options, the Committee shall take into consideration the contribution the Option Holder has made or may make to the success of the Company or its subsidiaries and such other factors as the Committee shall determine. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

7.4        Interpretation of Plan.   The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its shareholders and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

7.5        Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Plan Sponsor against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company’s approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Plan Sponsor’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE VIII
STOCK SUBJECT TO THE PLAN

8.1        Number of Shares.   The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 20% of the issued and outstanding Shares as of the date of the grant or award, subject to the adjustment provisions in this Article. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Plan Sponsor. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Plan Sponsor if, in the opinion of counsel for the Plan Sponsor, shareholder approval is required. Shares of Stock that may be issued upon exercise of Options under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Plan Sponsor shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

8.2        Unused Stock.   Any shares of Stock that are subject to an Award that expires or for any reason is terminated unexercised and any shares of Stock withheld for the payment of taxes or received by the Plan Sponsor as payment of the exercise price of an Option or otherwise as contemplated by the Plan shall automatically become available for use under the Plan.

8.3        Adjustments for Stock Splits and Stock Dividends.   If the Plan Sponsor shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:  (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

8.4        General Adjustment Rules.   No adjustment or substitution provided for in this Article shall require the Plan Sponsor to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

8.5        Determination by the Committee.   Adjustments under this Article shall be made by the Committee, whose determinations shall be final and binding upon all parties.

ARTICLE IX
GENERAL RESTRICTIONS

9.1        Compliance with Securities Laws.   Each Award grant shall be subject to the requirement that, if at any time counsel to the Plan Sponsor shall determine that the listing, registration or qualification of the Shares subject to such Award grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Plan Sponsor to apply for or to obtain such listing, registration or qualification.

9.2        Changes in Accounting Rules.   Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Plan Sponsor, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options or other Awards as to which the applicable services or other restrictions have not been satisfied.

ARTICLE X
REQUIREMENTS OF LAW

10.1     Requirements of Law.   The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

10.2     Federal Securities Law Requirements.   If a Participant is an officer or director of the Plan Sponsor within the meaning of Section 16 of the Exchange Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

10.3     Governing Law.   The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XI
DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on                     , 2017, and no Award shall be granted after such termination. Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

ARTICLE XII
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Plan Sponsor, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the consent of the Participant holding such Award.

ARTICLE XIII
CHANGE OF CONTROL

Notwithstanding any exercise dates or vesting provisions stated in any agreement pertaining to any Award, upon the occurrence of a Change of Control all exercise dates of any outstanding Award shall accelerate and all outstanding Awards shall vest.

ARTICLE XIV
MISCELLANEOUS

14.1     Gender and Number.   Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

14.2     No Right to Continued Employment.   Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Nothing in this Plan shall limit or impair the Company’s right to terminate the employment of any employee, to terminate the consulting services of any consultant or to terminate the services of any director. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time in its sole discretion.

14.3     Nontransferability.   Except as provided otherwise in the Plan or determined by the Committee, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Awards shall, to the extent provided in the Plan, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Awards may be made by, the Participant’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

14.4     No Plan Funding.   Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

14.5     Other Employee Benefits.   The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or receipt of any other Award or the sale of Shares received upon such exercise or Award shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan to be duly executed, effective as of the Effective Date.

PRB ENERGY, INC.
Plan Sponsor
By:
Title:
Date:

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
PRB ENERGY, INC. TO BE HELD MAY 31, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert W. Wright and William F. Hayworth and each of them as the lawful agents and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of PRB Energy, Inc. held of record by the undersigned on April 20, 2007 at the Annual Meeting of Stockholders to be held May 31, 2007 or any adjournment or postponement thereof.

IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED BELOW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2.

1.           To elect seven members of the Board of Directors to serve one-year terms expiring at the later of the 2008 Annual Meeting of Stockholders or upon a successor being elected and qualified:

		FOR	WITHHOLD VOTE
A.	Gus J. Blass, III	☐	☐
B.	William F. Hayworth	☐	☐
C.	Reuben Sandler	☐	☐
D.	James P. Schadt	☐	☐
E.	Robert W. Wright	☐	☐
F.	Paul L. Maddock, Jr.	☐	☐
G.	Sigmund J. Rosenfeld	☐	☐

2.           To approve the PRB Energy, Inc. 2007 Equity Incentive Plan.

FOR ☐	AGAINST ☐	WITHHOLD VOTE ☐

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Stockholder WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND THE PROPOSAL SET FORTH IN 2. ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that the said Proxy may do by virtue hereof.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF THE STOCKHOLDERS. ☐

Dated:
Print Name

Signature

Signature, if held jointly